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                               SECURITY AGREEMENT


     THIS SECURITY AGREEMENT (the "Agreement") made as of the 24th day of September 1997, by and between CERVECERIA RIO BRAVO S.A. de C.V. a Mexican corporation ("Debtor"), and INTERNACIONAL de MEXICO S.A. de C.V. ("Secured Party").

                                   RECITALS:

     A. Secured Party is the Holder of a Note dated September 24, 997 in which Cerveceria Rio Bravo S.A. de C. V. ("Maker") promises to pay to Internacional de Mexico S.A. de C.V. ("Holder") or order, the sum of Three Hundred Thousand and no/100 Dollars ($300,000.00) together with interest thereon at the rate of twelve percent (12 %) per annum, payable on or before November 23, 1997 when the balance of principal, together with interest accrued thereon, shall become immediately due and payable.

     B. As security for the payment of the Note in the sum of $300,000.00, Debtor, Cerveceria Rio Bravo S.A. de C.V herewith grants a Security interest in and to all of the following property ("Collateral") in which Debtor now has or hereafter acquires any right, title or interest, located at Boulevard Morelos # 750 Colonia Industrial, City of Tecate, State of Baja California Norte, Mexico and wheresoever located and whether in the additions, substitutions and replacements thereto and thereof and all proceeds thereof (including but not limited to accounts, inventory, chattel paper, documents, instruments, deposit accounts and general intangibles): All accounts receivable, inventory, equipment, fixed assets, furniture and fixtures, computers together with all other property situated at the above location.

     NOW, THEREFORE, Debtor and Secured Party hereby agree as follows:

     I.  Creation of Security Interest.

     Debtor hereby grants to Secured Party a security interest in the personal property described above owned by Debtor and any and all additions, replacements, accessions, substitutions, repairs and proceeds relating thereto or therefrom (all such personal property collectively referred to as the "Collateral") for the purpose of securing:

          (a) Payment prior to delinquency of the indebtedness (including both principal and interest) as set forth in the Note in the sum of $300,000.00.

          (b) Performance by Debtor of all agreements, covenants, terms and conditions contained in this Agreement.

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          (c) Reimbursement to Secured Party of any and all monies expended by
Secured Party to protect her security interest in or the value of the Collateral under the provisions of this Agreement.

          (d) This Security Agreement also secures: (a) all extensions or renewals of said promissory note: (b) the repayment of all sums, including but not limited to reasonable legal expenses, that may be advanced or incurred by Secured Party for the maintenance, protection or preservation of the Security, or any part thereof; (c) any and all other sums that may hereafter be advanced by Secured Party to or for the benefit of Debtor; (d) any and all other expenditures that may hereafter be made by Secured Party pursuant to the provisions hereof; and (e) any and all other debts and obligation of Debtor to Secured Party that may hereafter be incurred.

     All matters referred to in Paragraphs 1(a) through 1(d) above are sometimes referred to as the "Obligations."

     2.  Warranties. Representations and Covenants of Debtor.

     Debtor hereby warrants, represents and covenants as follows:

          (a) Debtor is the sole owner of the Collateral, free from any adverse lien, security interest, encumbrance or adverse claim of any kind whatsoever. Debtor will notify Secured Party of and will defend the Collateral against all claims and demands of all persons at any time claiming any interest therein.

          (b) The Collateral will be kept at Boulevard Morelos # 750 Colonia Industrial, City of Tecate, State of Baja California Norte, Mexico and Debtor will not remove the Collateral without the prior written consent of Secured Party.

          (d) Debtor's principal place of business is Boulevard Morelos # 750 Colonia Industrial, City of Tecate, State of Baja California Norte, Mexico. Debtor will immediately notify Secured Party in writing of any changes in Debtor's principal place of business.

          (e) At the request of Secured Party, Debtor will join Secured Party in executing one or more financing statements pursuant to the laws of Mexico, in form satisfactory to Secured Party, to be Filed in all public offices wherever filing is deemed by Secured Party to be necessary.

          (t) As to all Collateral in Debtor's possession, Debtor agrees as follows:

                (i) Except for sales of inventory in the ordinary course of business at usual and customary rates of gross profit, Debtor will not, without the prior written consent of Secured Party, sell, offer to sell or otherwise transfer, exchange or dispose of the Collateral or any interest therein. If the Collateral or any part thereof is sold, transferred, exchanged, or otherwise

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disposed of (either with or without the written consent of Secured Party), the security interest of Secured Party shall extend to the proceeds of such sale, transfer, exchange or other disposition.

               (ii) Debtor shall keep the Collateral separate and identifiable from all other similar property.

          (iii) Debtor shall keep the Collateral in good condition and repair, and will not misuse, abuse, allow to deteriorate, waste or destroy the Collateral or any part thereof, except for the ordinary wear and tear of its normal and expected use. Inventory compromising the Collateral shall be kept in good and salable condition as necessary, and all Collateral shall be dealt with in such ways as are considered good practice by owners of like property. Debtor shall permit the Secured Party to inspect the Collateral at reasonable times.

          (iv) Except for sales of Inventory comprising the Collateral in the ordinary course of business, Debtor shall not sell, contract to sell, encumber, create any security interest in, or transfer or in any manner and proceeds thereof impair the value of the Collateral until the Obligations have been paid

          (g) Debtor will execute any document alone or with Secured party, will procure any document and do all other acts and pay all connected costs, in a timely and proper manner which from the character or use of the Collateral may be reasonably necessary to protect the Collateral against the rights, claims or interests of third persons, and will otherwise preserve the Collateral as security hereunder.

     3.  Preservation of Collateral by Secured Party.

          Should Debtor fail or refuse to make any payment, perform or observe any other covenant, condition or obligation, or fail to take any other action which Debtor is obligated hereunder to make, perform, observe, take or do at the time or in the manner herein provided, then Secured Party may, at Secured Party's sole discretion, without notice to or demand upon Debtor and without releasing Debtor from any obligation, covenant or condition thereof, make, perform, observe, take or do the same in such manner and to such extent as Secured Party may deem necessary to protect her security interest in or the value of the Collateral. Debtor agrees to reimburse Secured Party on demand for any payment made, or any expense incurred by Secured Party pursuant to the foregoing authorization (including actual attorneys' fees), together with simple interest at the maximum rate of interest permitted by law, from the date of any such payment or expenditure. Furthermore, Secured Party may commence, appear or otherwise participate in any action or proceeding purporting to affect her security interest in or the value of the Collateral.

     4. Use of Collateral by Debtor.

          Until a Default occurs, Debtor shall have possession of the Collateral and use it in

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any lawful manner not inconsistent with this Agreement.


     5. Default.

          Debtor shall be in default under this Agreement upon the occurrence of any of the following events or conditions which continue or are uncured after Secured Party gives ten (10) days' prior written notice to Debtor:

          (a) Debtor defaults in the payment or fails to perform of any of the Obligations, or covenant or condition set forth in this Agreement;

          (b) Any warranty, representation or statement (including, without limitation, those made in this Agreement) made or furnished to Secured Party by or on behalf of Debtor, in connection with this Agreement proves to have been false in any material respect when made or furnished;

          (c) Debtor becomes insolvent; seeks, consents to or acquiesces in the appointment of a trustee, liquidator or receiver of any substantial part of its assets; make an assignment for the benefit of creditors; commences any proceeding under any bankruptcy or insolvency law, or any of the Collateral is levied or executed upon or seized;

          (d) Debtor fails to obtain the dismissal of any bankruptcy or insolvency proceedings instituted against it by one or more third parties within sixty (30) days from the commencement thereof;

          (e) Debtor fails to pay, is unable to pay or admits its inability to pay debts as debts mature;

          (f) The Collateral is removed in violation of the terms of Paragraph 2(c), above.


     6. Remedies Upon Default.

          Upon the occurrence of any one or more events of default as set forth in Paragraph 5 above, Secured Party may, at its option, after giving ten (10) days' prior written notice to Debtor, do any one or more of the following:

          (a) Declare all indebtedness and Obligations then owed by Debtor to Secured Party to be immediately due and payable, whereupon all unpaid principal of and interest on such indebtedness, Obligations and other amounts declared due and payable shall be and become immediately due and payable;

          (b) Either personally or by means of a court appointed receiver, take possession of all or any of the Collateral and exclude therefrom Debtor and all others claiming under Debtor,

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and thereafter hold, store, use, operate, manage, maintain and control, take repairs, replacements, alterations, additions and improvements to and exercise all rights and powers of Debtor in respect of the Collateral or any part thereof including (without limitation) leasing the Collateral for use in the operation of the business of the Debtor, to any third party. In the event Secured Party demands, or attempts to take possession of the Collateral in the exercise of any rights under this Agreement, Debtor agrees to turn over promptly and deliver complete possession to Secured Party;

          (c) Without notice to or demand upon Debtor, make such payments and do such acts as Secured Party may deem necessary to protect her security interest in the Collateral, including (without limitation) paying, purchasing, contesting or compromising any encumbrance, charge or lien which is or appears to be prior to or superior to the security interest granted hereunder, and, in exercising any such powers or authority, to pay all expenses incurred in connection therewith;

          (d) Require Debtor to assemble the Collateral, or any portion thereof, at a place designated by Secured Party and reasonable convenient to all parties, and to deliver such Collateral to Secured Party, or an agent or representative designated by Secured Party. Secured Party, and her agents and representatives, shall have the right without court order or upon any or all of Debtor's premises and property, to exercise Secured Party's rights hereunder;

          (e) Foreclose this agreement and the security interest granted hereby in any manner permitted by law; and sell the Collateral in such order as Secured Party may determine, as a whole or in such portions as Secured Party may determine;

          (f) Sell, lease or otherwise dispose of the Collateral at public or private sale, without having the Collateral at the place of sale, and upon such terms and in such manner as Secured Party may determine. Secured Party may be a purchaser at any sale;


          (g) Exercise any remedies of a secured creditor under the laws of Mexico or any other applicable law;


          (h) The proceeds of any sale under this Paragraph 6 shall be applied as follows:


                (1) To the repayment of the reasonable costs and expenses of retaking, holding and preparing for the sale and of selling the Collateral (including actual attorneys' fees and costs) and the discharge of all assessments, encumbrances, charges or liens, if any, on the Collateral prior to the lien hereof (except any taxes, assessments, encumbrances, charges or liens subject to which such sale shall have been made);

                (2) To the payment of the whole or any portion of the amount then due and unpaid of any indebtedness or Obligations of Debtor to Secured Party (including principal and interest);

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                (3) To the payment of all other amounts (including principal and interest) secured hereunder; and

                (4) The surplus, if any, shall be paid to Debtor or to whomever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct. Secured Party shall have the right to enforce one or more remedies hereunder, successively or concurrently, and such action shall not operate to estop or prevent Secured Party from pursuing any further remedy which she may have, and any repossession or retaking or sale of the Collateral pursuant to the terms hereof shall not operate to release Debtor until full payment of any deficiency has been made in cash.

     7. Termination.

     In the event that Debtor shall not have suffered any default to occur in the observance of any of the terms and conditions hereof (or shall have cured any default to Secured Party's reasonable satisfaction), then upon payment and performance in full of the Obligations, this Security Agreement shall terminate and Secured Party (at Debtor's sole cost and expense) shall take all action necessary to release the security interest granted hereby.

     8. Notices.

     All notices required or permitted hereunder shall be in writing or by fax and may be delivered personally to the other party sent by registered mail or wire or other telegraphic communication to the parties addressed as follows:


To Debtor:

     Cerveceria Rio Bravo S.A. de C.V, Boulevard Morelos # 750 Colonia Industrial, City of Tecate, State of Baja California Norte, Mexico.

     American Craft Brewing International Limited, One Galleria Boulevard, Suite 1714, Metairie, Louisiana 70001.

To Secured Party:

     Internacional de Mexico SA. de CV., Boulevard Cuauhtemoc 1711-302-B, Zona del Rio, Tijuana, Baja California Norte, Mexico, C.P. 22320.

     Such notices sent as provided above shall be effective when received by the addressee thereof, but if sent by registered or certified mail, postage prepaid, shall be effective three (3) business days after being deposited in the United States mail.

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     9. Other Remedies.

     Any and all remedies expressly conferred on Secured Party shall be deemed cumulative with, and not exclusive of, any other remedy conferred hereby or by law on Secured Party, and the exercise of any one remedy shall not preclude the exercise of any other.

     10. Waiver.

     By exercising or failing to exercise any of her rights, options or elections hereunder, Secured Party shall not be deemed to have waived any breach or default on the part of Debtor or to have released Debtor from any of its indebtedness or Obligations hereunder, unless such waiver or release is in writing, signed by Secured Party. In addition, the waiver by Secured Party of any breach hereof or any default in payment of any indebtedness or obligations secured hereby shall not be deemed to constitute a waiver of any succeeding breach or default.

     ii. General Terms.

          (a) In this Agreement, whenever and wherever the context so requires, the singular shall include the plural, and the masculine the feminine or neuter gender, and vice versa.

          (b) In any action or proceeding brought to enforce any provisions of this Agreement, or to seek damages for a breach of any provision hereof, or where any provision hereof is asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees and costs in addition to any other available remedy.

          (c) All agreements covenants, conditions and provisions of this Agreement shall be binding upon the heirs, successors and assigns of Debtor and the successors in interest of Debtor in and to the Collateral, and shall inure to the benefit of Secured Party, her successors and assigns.

          (d) The headings in this Agreement are inserted for convenience only and shall not effect the meaning or interpretation of this Agreement or any provision hereof.

          (e) The validity, construction and effect of this Agreement shall be governed by the laws of Mexico.

          (f) This Agreement can be modified or rescinded only by an instrument in writing expressly referring to this Agreement and signed by all of the parties.

          (h) If any provision of this Agreement or any application thereof shall be invalid or unenforceable, the remainder of this Agreement and any other application of such provision shall not be affected.

     IN WITNESS WHEREOF, Secured Party and Debtor have executed this instrument.

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Dated:  September 24, 1997 at Tecate, Mexico.


This Agreement is executed on behalf of DEBTOR, Cerveceria Rio Bravo S.A. de C.V by its duly authorized officers.


DEBTOR:  Cerveceria Rio Bravo S.A. de C.V

          BY:  /s/ Peter Bordeaux
             -------------------------------
             Peter W. H. Bordeaux, President



          BY:  /s/ James L. Ake
             -------------------------------
              James L. Ake, Secretary



SECURED PART : Internacional de Mexico S.A. de C.V.



               BY:  /s/ Fernando Gutierrez Saenz
                  -------------------------------
                 Fernando Gutierrez Saenz, President

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                              SHAREHOLDER CONSENT



     The undersigned, American Craft Brewing International Limited, is the sole shareholder of Cerveceria Rio Bravo S.A. de C.V. and consents to the execution of the above security agreement and note in the principal sum of $300,000.00.


     American Craft Brewing International Limited


               BY: /s/ Peter Bordeaux
                  -------------------------------
                   Peter W. H. Bordeaux, President



               BY:  /s/ James L. Ake
                  -------------------------------
                    James L. Ake, Secretary


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